BlackRock Focus Growth Fund, Inc.

(the “Fund”)

Supplement dated December 28, 2012

to the Statement of Additional Information dated December 28, 2012

Effective until January 1, 2013, Jeffrey Lindsey, CFA, and Bryan Krause will serve as the portfolio managers of the Fund.

Effective until January 1, 2013, the section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Manager” is revised as set forth below.

Jeffrey R. Lindsey, CFA, and Bryan Krause are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of August 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey R. Lindsay, CFA	12	8	18	0	0	1
	$9.09 Billion	$1.9 Billion	$2.80 Billion	$0	$0	$144.3 Million
Bryan Krause	12	8	18	0	0	1
	$9.09 Billion	$1.9 Billion	$2.80 Billion	$0	$0	$144.3 Million

Effective until January 1, 2013, the last sentence of the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview” is deleted in its entirety.

Effective until January 1, 2013, the last sentence of the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to the portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Managers	Applicable Benchmarks
Jeffrey R. Lindsey, CFA Bryan Krause	Lipper Large Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category

Effective until January 1, 2013, the last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Mr. Lindsey has received long-term incentive awards.

Effective until January 1, 2013, the last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Other compensation benefits — Incentive Savings Plans” is deleted in its entirety.

Effective until January 1, 2013, the subsection entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of August 31, 2012.

Portfolio Manager	Dollar Range
Jeffrey R. Lindsey, CFA	$100,001 – $500,000
Bryan Krause	None

Effective until January 1, 2013, the last two sentences of the first paragraph under the subsection entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.